                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                                 March 31, 1999
================================================================================

                               TABLE OF CONTENTS

1.   Debt Summary...............................................................E-2

2.   Occupancy
           Percentage Leased....................................................E-3
           Economic Occupancy...................................................E-4
           Regional Breakdown...................................................E-5

3.   Leases Signed Analysis
           Comparable and Non-Comparable........................................E-6

4.   Sales/Occupancy Cost
           Overall, Anchor & Small Shop.........................................E-7

5.   1st Quarter Earnings Press Release, April 28, 1999.........................E-8

6.   Glossary of Terms..........................................................E--11


================================================================================

                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
March 31, 1999
--------------------------------------------------------------------------------


                                                                                                                 Balance
                                                                            Maturity         Rate             (in thousands)
Mortgages
                      Leesburg Plaza                                             10/01/08       6.10%            $9,900
                      Federal Plaza                                              03/10/01       8.95%            27,528
                      Tysons Station                                             09/01/01      9.875%             4,123
                      Escondido (Municipal bonds)                                10/01/16 Variable ##             9,400

                                                                                                                $50,951
                                                                                                               =========


Notes payable
                      Revolving credit facilities                                         libor +.65%          $163,000
                      Term note with banks                                                libor +.75%           125,000
                      Note issued in connection with
                         tenant buyout at Queen Anne Plaza                  01/15/06           8.875%             1,011
                      Note issued in connection with
                         renovation of Perring Plaza                        01/31/13           10.00%             2,673
                      Other                                                  various          various               191
                                                                                                              ----------

                                                                                                               $291,875
                                                                                                              ==========


Unsecured Public Debt
                      5 1/4% Convertible subordinated                       04/30/02          5.250%               $289
                         debentures
                      5 1/4% Convertible subordinated                       10/28/03          5.250%             75,000
                         debentures
                      8 7/8% Notes (fixed)                                  01/15/00          8.875%             75,000
                      8 7/8% Notes (fixed) *                                01/15/00          7.530%             25,000
                      8% Notes (fixed)                                      04/21/02          8.000%             25,000
                      6 5/8% Notes (fixed)                                  12/01/05          6.625%             40,000
                      7.48% Debentures                                      08/15/26          7.480%             50,000
                      6.82% Medium Term Notes                               08/01/27          6.820%             40,000
                      6.74% Medium Term Notes *                             03/10/04          6.370%             39,500
                      6.99% Medium Term Notes *                             03/10/06          6.894%             40,500

                                                                                                               $410,289
                                                                                                               =========

                                                           Total fixed rate debt                               $455,715      60.51%

                                                           Total variable rate debt                             297,400      39.49%
                                                                                                              ----------  ---------

                                                           Total debt                                          $753,115     100.00%
                                                                                                               =========   ========

                                                           Weighted average interest rate:
                                                           ------------------------
                                                             Fixed rate debt                                      7.19%
                                                             Variable on revolving facilities                     5.80%**
                                                             Variable on muncipal bonds                             ##

* The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
** Weighted average interest rate on revolving credit facilities for three months ended March 31, 1999.
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

Federal Realty Investment Trust
Percentage Leased Analysis
31-Mar-99

------------------------------------------------------------------------------------------------------------------------------------

        Overall Occupancy
   (Quarter to Quarter Analysis)                         March 31, 1999                          March 31, 1998
                                           ----------------------------------------   --------------------------------------
              Type                             Size         Leased      Occupancy        Size         Leased       Occupancy
----------------------------------------   ------------  ------------  -----------    ------------  ------------  ----------
Retail Properties (leasable square feet)    14,563,620    13,839,142       95%         13,518,261    12,923,203      96%
Rollingwood Apartments (# of units)            282           278           99%            282           280          99%



        Overall Occupancy
       (Rolling 12 Months)                                 March 31, 1999                        December 31, 1998
                                                ---------------------------------------  -------------------------------------
              Type                                  Size        Leased       Occupancy      Size         Leased      Occupancy
---------------------------------               ------------  ------------  -----------  ------------  ------------  ---------
Retail Properties (leasable square feet)         14,563,620   13,839,142       95%        14,497,898    13,803,336      95%
Rollingwood Apartments (# of units)                 282          278           99%           282           281          99%



        Overall Occupancy
       (Rolling 12 Months)                              September 30, 1998                            June 30, 1998
                                                -------------------------------------   ---------------------------------------
              Type                                  Size         Leased     Occupancy      Size           Leased     Occupancy
-----------------------------------------       ------------  ------------  ---------   -------------  ------------  ----------
Retail Properties (leasable square feet)         14,419,458    13,739,610      95%       13,658,940     12,989,036      95%
Rollingwood Apartments (# of units)                 282           282         100%          282            281          99%
------------------------------------------------------------------------------------------------------------------------------------


      Same Center Occupancy
  (Quarter to Quarter Comparison)                          March 31, 1999                          March 31, 1998
                                               ---------------------------------------   -------------------------------------
                Type                              Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------       ------------  ------------  -----------   ------------  ------------  ---------
Retail Properties (leasable square feet)         13,091,729   12,404,610       95%       12,977,817     12,408,061      96%
Rollingwood Apartments (# of units)                 282          278           99%          282            280          99%


      Same Center Occupancy
       (Rolling 12 Months)                                 At March 31, 1999                        At December 31, 1998
                                                 ---------------------------------------   -------------------------------------
              Type                                   Size         Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------         ------------  ------------  -----------   ------------  ------------  ---------
Retail Properties (leasable square feet)         13,091,729     12,404,610       95%        13,102,582    12,451,743      95%
Rollingwood Apartments (# of units)                 282            278           99%           282           281          99%


      Same Center Occupancy
       (Rolling 12 Months)                              At September 30, 1998                      At June 30, 1998
                                                -------------------------------------    -----------------------------------
              Type                                 Size          Leased     Occupancy      Size         Leased     Occupancy
----------------------------------------        ------------  ------------  ---------    -----------  ------------ ---------
Retail Properties (leasable square feet)         12,056,443    11,459,514      95%       11,938,810   11,358,594     95%
Rollingwood Apartments (# of units)                 282           282         100%          282          281         99%



Federal Realty Investment Trust
Economic Occupancy Analysis
March 31, 1999


-----------------------------------------------------------------------------------------------------------------------------




  Overall Economic Occupancy
 (Quarter to Quarter Analysis)                       March 31, 1999                             March 31, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy        Size         Income       Occupancy
-------------------------------         -------------  --------------  ---------    -------------  ----------   -------------
Retail Properties (leasable square feet)  14,563,620    13,594,814        93%       13,518,261     12,619,318        93%
Rollingwood Apartments (# of units)          282            278           99%          282             280           99%



  Overall Economic Occupancy
      (Rolling 12 Months)                              March 31, 1999                        December 31, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy      Size           Income       Occupancy
-------------------------------         -------------  --------------  ---------    -----------  --------------   ---------

Retail Properties (leasable square feet)  14,563,620    13,594,814        93%       14,497,898     13,626,536        94%
Rollingwood Apartments (# of units)          282            278           99%          282             281           99%


  Overall Economic Occupancy
      (Rolling 12 Months)                          September 30, 1998                        June 30, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy      Size           Income       Occupancy
-------------------------------         -------------  --------------- ---------   -----------  ---------------   ---------

Retail Properties (leasable square feet)  14,419,458    13,578,116        94%       13,658,940     12,778,700        94%
Rollingwood Apartments (# of units)          282            282          100%          282             274           97%



---------------------------------------------------------------------------------------------------------------------------




Same Center Economic Occupancy
(Quarter to Quarter Comparison)                        March 31, 1999                             March 31, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy      Size           Income       Occupancy
-------------------------------         -------------  --------------  ---------  -------------  ---------------  ---------

Retail Properties (leasable square feet)  13,091,729    12,170,282        93%       12,977,817     12,104,176        93%
Rollingwood Apartments (# of units)          282            278           99%          282             280           99%



Same Center Economic Occupancy
      (Rolling 12 Months)                              At March 31, 1999                   At December 31, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy      Size           Income       Occupancy
-------------------------------         -------------  --------------  ---------    ----------  ---------------   ---------

Retail Properties (leasable square feet)  13,091,729    12,170,282        93%       13,102,582     12,274,943        94%
Rollingwood Apartments (# of units)          282            278           99%          282             281           99%


Same Center Economic Occupancy
      (Rolling 12 Months)                            At September 30, 1998                   At June 30, 1998
                                          --------------------------------------    ---------------------------------


                                                           Leases                                    Leases
                                                         Generating    Economic                    Generating     Economic
             Type                           Size           Income      Occupancy      Size           Income       Occupancy
-------------------------------         -------------  --------------- ---------    ----------  ---------------   ---------

Retail Properties (leasable square feet)  12,056,443    11,315,875        94%       11,938,810     11,167,083        94%
Rollingwood Apartments (# of units)          282            282          100%          282             274           97%



Federal Realty Investment Trust
Regional Occupancy Analysis
March 31, 1999

-----------------------  --------------  -------------

                          Total Square     Occupancy
        Region              Footage        03/31/99
-----------------------  --------------  -------------
Northeast                    6,207,060       95.5%
Mid-Atlantic                 5,687,041       96.7%
Mid-West                       921,549       94.4%
Southeast                      635,890       74.5%
West Coast                   1,072,505       96.1%
Southwest                       39,575       92.3%





-----------------------  --------------  -------------


                          Total Square     Occupancy
        Region              Footage        03/31/99
-----------------------  --------------  -------------
Northeast                    6,207,060       95.5%
     Anchor                  3,757,950       97.5%
     Small Shops             2,449,110       92.6%

Mid-Atlantic                 5,687,041       96.7%
     Anchor                  2,760,806       98.8%
     Small Shops             2,926,235       94.7%

Mid-West                       921,549       94.4%
     Anchor                    585,651       97.7%
     Small Shops               335,898       88.6%

Southeast                      635,890       74.5%
     Anchor                    304,894       67.5%
     Small Shops               330,996       80.9%

West Coast                   1,072,505       96.1%
     Anchor                    232,338      100.0%
     Small Shops               840,167       95.0%

Southwest                       39,575       92.3%
     Anchor                          0        0%
     Small Shops                39,575       92.3%

Federal Realty Investment Trust
Leasing Activity
March 31, 1999



--------------------------------------------------------------------------------

Comparable
                                                        Weighted        Average Prior
                          Number of       Square      Average Lease        Rent Per
  Rolling 12 Months     Leases Signed      Feet       Term (Years)       Square Foot
----------------------  --------------  -----------  ---------------  ------------------
   1st Quarter 1999           56           199,197        6.0                    $16.88
   4th Quarter 1998           59           314,603        7.2                    $15.52
   3rd Quarter 1998           59           230,114        5.9                    $14.04
   2nd Quarter 1998           68           241,132        7.8                    $15.33
        Total                242           985,046        6.4                    $15.40

------------------------------------------------------------------------

                                                             Estimated
   Average Current                        Percentage          Tenant
       Rent Per           Annualized       Increase         Improvement
     Square Foot        Increase in Rent  over Prior Rent      Costs
-------------------     ----------------- ----------------  ------------
               $20.27        $675,482           20%            $935,000
               $17.45        $607,238           12%            $588,000
               $15.47        $330,680           10%            $333,000
               $20.14      $1,160,247           31%            $933,000
               $18.22      $2,773,647           18%          $2,789,000


Non-Comparable                                          Weighted
                                                         Average
                          Number of       Square          Lease          Average Rent
  Rolling 12 Months     Leases Signed      Feet       Term (Years)     Per Square Foot
----------------------  --------------  -----------  ---------------  ------------------
   1st Quarter 1999           13           120,121        14.7                   $20.91
   4th Quarter 1998           19           130,798        10.6                   $21.47
   3rd Quarter 1998           7             57,613        16.9                   $22.15
   2nd Quarter 1998           15            63,474        9.3                    $14.30
        Total                54            372,006        13.6                   $20.17

                                Estimated
      Annualized                 Tenant
       Current                 Improvement
         Rent                      Costs
---------------------         ----------------
           $2,511,594                $494,000
           $2,808,414                $280,000
           $1,276,091                $121,000
             $907,455                 $78,000
           $7,503,554                $973,000

Federal Realty Investment Trust
1998 Sales/Occupancy Costs


                                                  Average         Average
                                  Average        Occupancy    Occupancy Costs
                                 Sales Per       Cost per      as Percentage
                                Square Foot     Square Foot       of Sales
                              ---------------  -------------  ----------------
Reporting Tenants*               $280.67          $15.61            5.5%

Reporting Anchor Tenants         $289.44          $10.79            3.7%

Reporting Small Shop Tenants     $265.78          $23.82            9.0%



* Includes only those tenants that have 12 months of reported sales in 1998.


                                                      Kathy Klein
                                                      Vice President
                                                      Corporate Communications
                                                      301/998-8211


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      FIRST QUARTER 1999 OPERATING RESULTS


April 28, 1999
Rockville, Maryland


     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the first quarter of 1999 increased 11% to $23.7 million from $21.2 million in the first quarter of 1998. On a per share basis, funds from operations rose 9% to $.58 in the first quarter of 1999 from $.53 in the comparable quarter of 1998.

     A comparison of property operations for the first quarter of 1999 versus the first quarter of 1998 shows the following:

     . Rental income increased 13% to $59.4 million in 1999 from $52.5 million in 1998. When adjusted to exclude properties acquired and sold during 1998 and 1999, rental income increased 7% to $56.2 million in 1999 from $52.5 million in 1998.

     . During the first quarter of 1999, the Trust signed leases for a total 319,318 square feet of retail space. On a same space basis, the Trust re-leased 199,197 square feet of retail space at an average increase in rent per square foot of 20%. The weighted average rent on these leases was $20.27 per square foot compared to the previous average rent of $16.88 per square foot.

     . At March 31, 1999, the Trust's overall portfolio was 95.0% leased compared to 95.6% a year ago. Same property occupancy was 94.8% leased at March 31, 1999 compared to 95.6% a year ago.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We are pleased with our strong first quarter results. The 9.4% increase in funds from operations per share reflects solid revenue and income growth from our core portfolio combined with tight operating expense control resulting from our comprehensive reengineering efforts."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 121 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 31 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)


                                                                                     Three Months Ended
                                                                                          March 31,
OPERATING RESULTS                                                                   1999            1998
-----------------                                                                   ----            ----
  Revenues
    Rental Income                                                              $   59,433       $   52,481
    Other property income                                                           2,272            2,102
    Interest income                                                                 1,878            1,594
                                                                               ----------       ----------
                                                                                   63,583           56,177

  Expenses
    Rental                                                                         13,648           11,922
    Real estate taxes                                                               6,012            5,472
    Interest                                                                       15,133           12,693
    Administrative                                                                  2,254            1,841
    Depreciation and amortization                                                  12,281           10,769
                                                                               ----------       ----------
                                                                                   49,328           42,697
                                                                               ----------       ----------

    Operating income before investors' share of operations                         14,255           13,480
    Investor's share of operations                                                   (701)            (786)
    Net income                                                                 $   13,554       $   12,694
    Dividends on preferred stock                                                   (1,988)          (1,988)
                                                                               ----------       ----------
    Net income available for common shareholders                               $   11,566       $   10,706
                                                                               ==========       ==========
    Earnings per common share, basic                                           $     0.29       $     0.27
                                                                               ----------       ----------
    Earnings per common share, diluted                                         $     0.29       $     0.27
                                                                               ----------       ----------
    Weighted average shares outstanding, basic                                     39,435           38,949
    Weighted average shares outstanding, diluted                                   40,545           39,870

    Funds from Operations
      Net income available for common shareholders                             $   11,566       $   10,706
      Add: depreciation and amortization of real estate assets                     11,128            9,738
      Add: amortization of initial direct costs of leases                             718              593
      Add: income attributable to operating partnership units                         264              207
                                                                               ----------       ----------

    Funds from operations, diluted                                             $   23,676       $   21,244
                                                                               ==========       ==========
    Funds from operations per share, diluted                                   $     0.58       $     0.53
                                                                               ==========       ==========

                                                                                 March 31,      December 31,
BALANCE SHEET DATA                                                                 1999            1998
------------------                                                                 ----            ----
  Assets
    Real estate, at cost                                                       $1,676,270       $1,642,136
    Accumulated depreciation and amortization                                    (297,221)        (286,053)
                                                                               ==========       ==========
                                                                                1,379,049        1,356,083
    Mortgage notes receivable                                                      55,551           51,154
    Cash and investments                                                           12,547           17,230
    Receivables                                                                    17,492           17,873
    Other assets                                                                   38,457           41,977
                                                                               ----------       ----------
  Total assets                                                                 $1,503,096       $1,484,317
                                                                               ==========       ==========
  Liabilities and Shareholders' Equity
    Obligations under capital leases & mortgages payable                       $  173,262       $  173,480
    Notes payable                                                                 291,875          263,159
    Senior Notes                                                                  335,000          335,000
    5 1/4% Convertible subordinated debentures                                     75,289           75,289
    Other liabilities                                                             102,378          107,442

  Shareholders' Equity                                                            525,292          529,947
                                                                               ----------       ----------
                                                                               $1,503,096       $1,484,317
                                                                               ==========       ==========

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.